Exhibit 99.2
American Medical Systems Holdings, Inc.
Pro Forma Restatement of Reported Net Income from Continuing Operations to reflect Change in Accounting on Convertible
Notes per FSP No. APB 14-1 and Reconciliation to Non-GAAP Adjusted Net Income and Adjusted Earnings per Share
For the Fiscal Year Ended January 3, 2009
(Adjustments are presented on a pre-tax basis)
(Unaudited)
(In millions, except per share data)

	Three Months Ended				Year Ended
	March 29,	June 28,	September 27,	January 3,	January 3,
	2008	2008	2008	2009	2009
Net income from continuing operations, as reported	$8.2	$14.0	$5.8	$14.6	$42.6

Adjustments to reflect impact of adopting FASB Staff Position (FSP) No. APB 14-1
Incremental amortization of financing charges (a)	(3.4)	(3.5)	(3.6)	(3.9)	(14.4)
Change in reported gain on extinguishment of debt (b)				(4.4)	(4.4)
Tax effect of incremental amortization of financing charges and change in reported gain on extinguishment of debt (c)	1.3	1.3	1.3	3.1	7.0

Total tax effected adjustments to net income from continuing operations	(2.1)	(2.2)	(2.3)	(5.2)	(11.8)

Net income from continuing operations, as restated	$6.1	$11.8	$3.5	$9.4	$30.8

Adjustment to net income from continuing operations as restated, to arrive at Non-GAAP adjusted net income
In-process research and development (d)	—	—	7.5	—	7.5
Accelerated amortization on intangible assets (e)	—	—	—	17.1	17.1
Gain on extinguishment of debt (f)	—	—	—	(5.6)	(5.6)
Amortization of intangibles (g)	4.4	4.3	4.3	4.4	17.4
Amortization of financing costs (h)	4.1	4.9	4.9	4.5	18.5
Tax effect of adjustments to net (loss) income from continuing operations (i)	(3.3)	(3.6)	(6.5)	(7.6)	(21.0)

Total tax effected adjustments to net income from continuing operations, as restated	5.2	5.6	10.2	12.8	33.9

Non-GAAP adjusted net income	$11.3	$17.4	$13.7	$22.2	$64.7

Net income from continuing operations, as reported, per share, before restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.11	$0.19	$0.08	$0.20	$0.58
Diluted	$0.11	$0.19	$0.08	$0.20	$0.58
Net income from continuing operations, as reported, per share, after restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.08	$0.16	$0.05	$0.13	$0.42
Diluted	$0.08	$0.16	$0.05	$0.13	$0.42

Non-GAAP adjusted earnings per share
Basic	$0.16	$0.24	$0.19	$0.30	$0.89
Diluted	$0.15	$0.24	$0.19	$0.30	$0.87

Weighted average common shares used in calculation:
Basic	72,477	72,814	73,095	73,338	72,942
Diluted	73,588	73,928	74,209	73,963	73,899

(a)	Includes the incremental amortization of financing costs, to reflect the change of the balance sheet classification of a component of our convertible notes between equity and debt.

(b)	Reflects the restatement of the gain on extinguishment of debt, to reflect the change in balance sheet classification of a component of our convertible notes between equity and debt.

(c)	Includes the net impact to taxes for the adoption of FSP 14-1.

(d)	Relates to a milestone payment made in the third quarter of 2008 on the 2006 acquisition of BioControl Medical, Ltd.

(e)	Relates to the acceleration of amortization on certain intangible assets related to benign prostatic hyperplasia (BPH) therapies.

(f)	Relates to the gain on retiring approximately $35 million of convertible senior subordinated notes

(g)	Consists of amortization of intangible assets, primarily developed and core technology.

(h)	Consists of amortization of financing costs on long-term debt, including the impact of adopting FSP 14-1.

(i)	Includes the tax effect of each of the above adjustments to net income from continuing operations, as restated to reflect the impact of adopting FSP 14-1.

American Medical Systems Holdings, Inc.
Pro Forma Restatement of Reported Net Income from Continuing Operations to reflect Change in Accounting on Convertible
Notes per FSP No. APB 14-1 and Reconciliation to Non-GAAP Adjusted Net Income and Adjusted Earnings per Share
For the Fiscal Year Ended December 29, 2007
(Adjustments are presented on a pre-tax basis)
(Unaudited)
(In millions, except per share data)

	Three Months Ended				Year Ended
	March 31,	June 30,	September 29,	December 29,	December 29,
	2007	2007	2007	2007	2007
Net income (loss) from continuing operations, as reported	$4.4	$7.3	$6.9	$(5.0)	$13.6

Adjustments to reflect impact of adopting FASB Staff Position (FSP) No. APB 14-1
Incremental amortization of financing charges (a)	(3.1)	(3.1)	(3.2)	(3.4)	(12.8)
Tax effect of incremental amortization of financing charges (b)	1.1	1.2	1.2	0.5	4.0

Total tax effected adjustments to net income from continuing operations	(2.0)	(1.9)	(2.0)	(2.9)	(8.8)

Net income from continuing operations, as restated	$2.4	$5.4	$4.9	$(7.9)	$4.8

Adjustment to net income from continuing operations as restated, to arrive at Non-GAAP adjusted net income
In-process research and development (c)	—	—	—	7.5	7.5
Litigation settlement (d)	—	—	—	14.3	14.3
Amortization of intangibles (e)	4.7	4.8	4.5	4.3	18.3
Amortization of financing costs (f)	3.9	3.9	4.4	3.9	16.1
Tax effect of adjustments to net (loss) income from continuing operations (g)	(3.2)	(3.3)	(3.4)	(6.1)	(16.0)

Total tax effected adjustments to net income from continuing operations, as restated	5.4	5.4	5.5	23.9	40.2

Non-GAAP adjusted net income	$7.8	$10.8	$10.4	$16.0	$45.0

Net income from continuing operations, as reported, per share, before restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.06	$0.10	$0.10	$(0.07)	$0.19
Diluted	$0.06	$0.10	$0.09	$(0.07)	$0.18

Net income from continuing operations, as reported, per share, after restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.03	$0.07	$0.07	$(0.11)	$0.07
Diluted	$0.03	$0.07	$0.07	$(0.11)	$0.06

Non-GAAP adjusted earnings per share
Basic	$0.11	$0.15	$0.14	$0.22	$0.62
Diluted	$0.10	$0.15	$0.14	$0.22	$0.61

Weighted average common shares used in calculation of net income from continuing operations, as reported and as restated:
Basic	71,775	72,061	72,166	72,242	72,061
Diluted	74,337	73,593	73,740	72,242	73,593

Weighted average common shares used in calculation of adjusted earnings per share:
Basic	71,775	72,061	72,166	72,242	72,061
Diluted	74,337	73,593	73,740	73,468	73,593

(a)	Includes the incremental amortization of financing costs, to reflect the change of the balance sheet classification of a component of our convertible notes between equity and debt.

(b)	Includes the net impact to taxes for the adoption of FSP 14-1.

(c)	Relates to a milestone payment made in the fourth quarter of 2007 on the 2006 acquisition of BioControl Medical, Ltd.

(d)	Consists of costs related to the final resolution of an earn out payment on a prior acquisition and the settlement of an intellectual property dispute.

(e)	Consists of amortization of intangible assets, primarily developed and core technology.

(f)	Consists of amortization of financing costs on long-term debt, including the impact of adopting FSP 14-1.

(g)	Includes the tax effect of each of the above adjustments to net income from continuing operations, as restated to reflect the impact of adopting FSP 14-1.

American Medical Systems Holdings, Inc.
Pro Forma Restatement of Reported Net Income from Continuing Operations to reflect Change in Accounting on Convertible
Notes per FSP No. APB 14-1 and Reconciliation to Non-GAAP Adjusted Net Income and Adjusted Earnings per Share
For the Fiscal Year Ended December 30, 2006
(Adjustments are presented on a pre-tax basis)
(Unaudited)
(In millions, except per share data)

	Three Months Ended				Year Ended
	April 1,	July 1,	September 30,	December 30,	December 30,
	2006	2006	2006	2006	2006
Net income (loss) from continuing operations, as reported	$11.5	$(8.2)	$(57.9)	$10.7	$(43.9)

Adjustments to reflect impact of adopting FASB Staff Position (FSP) No. APB 14-1
Incremental amortization of financing charges (a)	—	(0.3)	(2.7)	(3.2)	(6.2)
Tax effect of incremental amortization of financing charges (b)	—	0.1	1.0	1.2	2.3

Total tax effected adjustments to net income from continuing operations	—	(0.2)	(1.7)	(2.0)	(3.9)

Net income from continuing operations, as restated	$11.5	$(8.4)	$(59.6)	$8.7	$(47.8)

Adjustment to net income from continuing operations as restated, to arrive at Non-GAAP adjusted net income
In-process research and development (c)	—	28.1	61.5	4.4	94.0
Financing charges (d)	—	7.0	—		7.0
Amortization of intangibles (e)	1.8	1.8	5.2	3.6	12.4
Amortization of financing costs (f)	—	0.3	3.2	4.0	7.5
Tax effect of adjustments to net (loss) income from continuing operations (g)	(0.7)	(13.1)	(1.6)	(6.9)	(22.3)

Total tax effected adjustments to net income from continuing operations, as restated	1.1	24.0	68.3	5.1	98.5

Non-GAAP adjusted net income	$12.6	$15.7	$8.7	$13.8	$50.8

Net income from continuing operations, as reported, per share, before restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.17	$(0.12)	$(0.83)	$0.15	$(0.63)
Diluted	$0.16	$(0.12)	$(0.83)	$0.15	$(0.64)

Net income from continuing operations, as reported, per share, after restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$0.17	$(0.12)	$(0.85)	$0.12	$(0.68)
Diluted	$0.16	$(0.12)	$(0.85)	$0.12	$(0.69)

Non-GAAP adjusted earnings per share
Basic	$0.18	$0.22	$0.12	$0.19	$0.72
Diluted	$0.17	$0.22	$0.12	$0.19	$0.70

Weighted average common shares used in calculation of net income from continuing operations, as reported and as restated:
Basic	69,679	69,838	70,122	70,980	70,152
Diluted	72,040	69,838	70,122	72,580	70,152

Weighted average common shares used in calculation of adjusted earnings per share:
Basic	69,679	69,838	70,122	70,980	70,152
Diluted	72,040	71,975	72,035	72,580	72,126

(a)	Includes the incremental amortization of financing costs, to reflect the change of the balance sheet classification of a component of our convertible notes between equity and debt.

(b)	Includes the net impact to taxes for the adoption of FSP 14-1.

(c)	Relates to in-process research and development charges, as part of the following acquisitions: in the second quarter, $25.6 million related to BioControl Medical, Ltd., and $2.5 million related to Solarant; in the third quarter $61.5 million related to Lasaerscope, Inc. and in the fourth quarter $0.6 million related to Laserscope and $3.9 million related to Ovion.

(d)	Relates to financing costs for the bridge loan committed as initial financing for the Laserscope acquisition.

(e)	Consists of amortization of intangible assets, primarily developed and core technology.

(f)	Consists of amortization of financing costs on long-term debt, including the impact of adopting FSP 14-1.

(g)	Includes the tax effect of each of the above adjustments to net income from continuing operations, as restated to reflect the impact of adopting FSP 14-1.